Exhibit 24.1

TODCO

Power of Attorney

          WHEREAS, TODCO, a Delaware corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Commission promulgated thereunder, one or more registration statements on Form S-8 for the registration of Class A common stock, par value $.01 per share, to be issued in connection with the TODCO 2005 Long-Term Incentive Plan, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the “Form S-8”);

          NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Jan Rask, T. Scott O’Keefe, Randall A. Stafford and Dale W. Wilhelm, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Form S-8 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 10th day of May, 2005.

By:	/s/ Thomas N. Amonett

Name:	Thomas N. Amonett

TODCO

Power of Attorney

          WHEREAS, TODCO, a Delaware corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Commission promulgated thereunder, one or more registration statements on Form S-8 for the registration of Class A common stock, par value $.01 per share, to be issued in connection with the TODCO 2005 Long-Term Incentive Plan, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the “Form S-8”);

          NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Jan Rask, T. Scott O’Keefe, Randall A. Stafford and Dale W. Wilhelm, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Form S-8 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 10th day of May, 2005.

By:	/s/ Suzanne V. Baer

Name:	Suzanne V. Baer

TODCO

Power of Attorney

          WHEREAS, TODCO, a Delaware corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Commission promulgated thereunder, one or more registration statements on Form S-8 for the registration of Class A common stock, par value $.01 per share, to be issued in connection with the TODCO 2005 Long-Term Incentive Plan, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the “Form S-8”);

          NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Jan Rask, T. Scott O’Keefe, Randall A. Stafford and Dale W. Wilhelm, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Form S-8 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 10th day of May, 2005.

By:	/s/ R. Don Cash

Name	: R. Don Cash

TODCO

Power of Attorney

          WHEREAS, TODCO, a Delaware corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Commission promulgated thereunder, one or more registration statements on Form S-8 for the registration of Class A common stock, par value $.01 per share, to be issued in connection with the TODCO 2005 Long-Term Incentive Plan, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the “Form S-8”);

          NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Jan Rask, T. Scott O’Keefe, Randall A. Stafford and Dale W. Wilhelm, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Form S-8 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 10th day of May, 2005.

By:	/s/ Thomas M Hamilton

Name:	Thomas M Hamilton

TODCO

Power of Attorney

     WHEREAS, TODCO, a Delaware corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Commission promulgated thereunder, one or more registration statements on Form S-8 for the registration of Class A common stock, par value $.01 per share, to be issued in connection with the TODCO 2005 Long-Term Incentive Plan, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the “Form S-8”);

     NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Jan Rask, T. Scott O’Keefe, Randall A. Stafford and Dale W. Wilhelm, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Form S-8 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 10th day of May, 2005.

By:	/s/ Thomas R. Hix
	Name:	Thomas R. Hix

TODCO

Power of Attorney

          WHEREAS, TODCO, a Delaware corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Commission promulgated thereunder, one or more registration statements on Form S-8 for the registration of Class A common stock, par value $.01 per share, to be issued in connection with the TODCO 2005 Long-Term Incentive Plan, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the “Form S-8”);

          NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Jan Rask, T. Scott O’Keefe, Randall A. Stafford and Dale W. Wilhelm, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Form S-8 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 10th day of May, 2005.

By:	/s/ J. Michael Talbert

Name:	J. Michael Talbert